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               MFS(R)/SUN LIFE SERIES TRUST: GLOBAL GROWTH SERIES

                      Supplement to the Current Prospectus

The description of portfolio managers for domestic growth companies under the "Management of the Series" section for Global Growth Series is hereby restated as follows:

John E. Lathrop, a Vice President of MFS, has been employed in the investment management area of MFS since 1994 and became a portfolio manager of the domestic growth companies portion of the series effective August 15, 2000.


                 The date of this Supplement is August 15, 2000.